• •

• • •

Visual Field 0 10 20 30 40 50 60 70 80 P ro p o rt io n o f R e s p o n d e rs 75% 6/8

• • • o ± Year 1 Year 2 -5 0 5 10 M e a n Δ L L V A ( ± S E M ) fr o m B a s e li n e Treated Eye Untreated Eye * p = 0.005 p = 0.021 * Year 1 Year 2 -5 0 5 10 M e a n Δ L L V A ( ± S E M ) fr o m B a s e li n e Treated Eye Untreated Eye * p = 0.005 p = 0.055

• • • •

0.0 0.5 1.0 1.5 12MM e a n C h a n g e ( ± S E M ) i n T o ta l A tr o p h y A re a f ro m B a s e li n e ( m m 2 ) Treated Eye Untreated Eye Baseline M3 M6 M12 -10 -5 0 5 10 M e a n C h a n g e i n B C V A (E T D R S ) fr o m B a s e li n e ( ± S E M ) Treated Eye Untreated Eye • • ± ± ± ± ± ± ±

× • • • •

• • • • • • • • • •

• • BL 3M 6M 9M 12M -25 -20 -15 -10 -5 0 5 10 M e a n c h a n g e i n L L V A (E T D R S ) fr o m B a s e li n e Treated Eye Untreated Eye ±



ocugen™

Courageous Innovation

Dedicated to Bringing Game-Changing Gene Therapies, Cell Therapies, and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

BIO
June 16, 2025

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We're Here to Make an Impact Through Courageous Innovation

Company Overview



Head Office & Cell & Gene Manufacturing	Malvern, PA
Ticker Symbol	OCGN
India Business Center	Hyderabad



Our Values

Respect
Integrity
Teamwork
Accountability



Targeting Three Biologics License Applications (BLAs) in Three Years

Product Candidate	Status	U.S./EU Prevalence	Target BLA/MAA Submission
OCU400 Retinitis Pigmentosa (RP) (Gene-agnostic targeting >100 genes, broad indication)	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	300,000	2026
OCU410ST Stargardt Disease (*ABCA4* -associated retinopathies >1,200 mutations)	FDA Cleared IND Amendment to Initiate Phase 2/3 Pivotal Confirmatory Clinical Trial	100,000	2027
OCU410 Geographic Atrophy (GA) – Advanced dry AMD	Completed Phase 2 Recruitment Planning to Initiate Phase 3 in 2026	2-3 million	2028

Leader in Ophthalmology Gene Therapies

Modifier Gene Therapy Platform

Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

The Photoreceptor is Dependent on Cellular Homeostasis Regulated by Key Transcription Factors (TFs) such as *NR2E3* (OCU400)


OS
ONL
OPL
INL
GCL

Normal Photoreceptor


ONL
INL

RP Impact on the Photoreceptor

Untreated – RP (*Rho* mutation)

Treated –OCU400


OS
ONL
INL

Recovery after treatment with OCU400

- Immunolabeling of rod photoreceptors with anti-opsin (green) in normal human and in retinitis pigmentosa retinas[1]
- Rhodopsin (RHO) immunolabeling shows restored expression and homeostasis in photoreceptors of treated animals [2]

[1] Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision: The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/
[2] https://www.nature.com/articles/s41434-024-00440-6

OCU400 for Retinitis Pigmentosa

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects >100 genes

One approved product (Luxturna®), a gene therapy, which can address only one gene (RPE65)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Recent Accomplishment

EMA granted eligibility to submit OCU400 MAA via the centralized procedure as an ATMP

Current Status of OCU400:

- Largest orphan gene therapy clinical trial (Phase 3) in progress
- On track to meet mid-2026 BLA and MAA filing targets
- Process validation (manufacturing) on track to be completed this year

OCU400 Market Potential—U.S. & EU


2,000
298,000
Luxturna
OCU 400

Luxturna peak annual sales $52M* (2023) with a patient population of ~2,000

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

*https://assets.roche.com

Phase 1/2 Patients Population Meeting "Intent to Treat Population" Criteria for Phase 3 Study*



MLMT Scale
LDNA Scale (Phase 3)
Improvement in Lux Level¶
5
4
3
2
1
0
001- 003 (Rho)
003- 001 (Rho)
003-003 (Rho)
001-005 (AR-NR2E3)
002-002 (AR-NR2E3)
003-006 (Rho)
008-001 (AR-NR2E3) #
003- 008 (Rho)
Subject ID (with Mutation)

MLMT Scale used in Phase1/2:



Lux Intensity
400 250 130 50 10 5 1 0.1
Lux Levels
0 1 2 3 4 5 6 7

LDNA Scale Planned for Phase 3:



Lux Intensity
500 178 63 22 8 3 1 0.35 0.125 0.04
Lux Levels
0 1 2 3 4 5 6 7 8 9

Improvement in overall time for completion of Mobility Test



Time of Completion (Sec)
80
70
60
50
40
30
p=0.031
*
~10sec
Baseline
M12
Treated Eyes

Treated Eyes demonstrated ~ 10 sec statistically significant (*p=0.031*) improvement in MT completion

Improvement in Visual Field



Proportion of Responders
80
70
60
50
40
30
20
10
0
75%
6/8
Visual Field

75% (6/8) Treated Eyes in ITT subgroup demonstrated VF improvements compared to untreated eyes

*RHO +AR-NR2E3 Subjects (- Adverse Events, Sentinel); and Ceiling Effect (RHO) Subjects; ^ ceiling effect (AR-NR2E3)
AR-NR2E3 Subjects: Baseline MLMT at 5 Lux level; 1Lux level improvement resulted in ceiling effect on old scale on 0-6 Lux levels
¶ Subjects 001-003, 003-001, 001-005, 002-002 and 003-006 were responders based on the adapted LDNA Scale rounded to the nearest Lux level.
Visual field is represented as improvements in VTOT or V30 compared to untreated eyes

ocugen

Safety and Durability of Visual Function (LLVA) – Long-Term Follow-up



Multiple Mutations* (N=10)
RHO(N=8)
Mean ΔLLVA (±SEM) from Baseline
p = 0.021
p = 0.005
p = 0.055
p = 0.005
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

- No Severe Adverse Events (SAE) related to OCU400 have been reported
- 100% (10/10) treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes
- Treated eyes with multiple mutations and RHO subjects demonstrated a statistically significant ***(p=0.005)*** improvement in visual function when compared to untreated eyes
    - Demonstrates gene-agnostic MOA

OCU400 demonstrated a durable and statistically significant ***(p=0.005)*** improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

ocugen

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance, MOA: Mechanism of Action

OCU410ST for Stargardt Disease

OCU410ST First-in-Class Novel Modifier Gene Therapy Product for Stargardt Disease

Unmet Need

~100,000 Patients in U.S./EU and 1 million globally who suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations)

Currently there are no approved products in the market and it's very difficult to provide a solution using traditional gene therapy or gene editing

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all Stargardt disease (*ABCA4*-associated retinopathies)

Current Status of OCU410ST:

- FDA cleared IND amendment to initiate Phase 2/3 pivotal confirmatory clinical trial for BLA filing
- Plan to initiate the Phase 2/3 study mid-2025
- FDA granted Rare Pediatric Disease Designation
- Targeting BLA submission by 2027

OCU410ST Market Potential



100,000
OCU410ST

Pricing for current gene therapies ranges between $1-4M/patient

Received ODD from FDA & OMPD from EMA for *ABCA4*-associated retinopathies and ATMP classification from EMA

[1] P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/

[2] https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

OCU410ST Phase 1—Structural and Functional Outcomes at 12M

Slower Atrophic Lesion Growth in Treated Eyes



Untreated Eye
Treated Eye
Mean Change (±SEM) in Total Atrophy Area from Baseline (mm^2)
1.5
1.0
0.5
0.0
48%
12M

48% slower atrophic lesion growth in treated eyes versus untreated fellow eyes after single injection at 12 M (N=5)

Stabilization of Visual Function in OCU410ST Treated *vs* Untreated Eyes



Treated Eye
Untreated Eye
Mean Change in BCVA (ETDRS) from Baseline (±SEM)
10
5
0
-5
-10
*p=0.031
±1.78
±1.72
±3.17
±3.29
±2.71
±3.37
Baseline
M3
M6
M12
Improvement from Baseline
Stabilization
Decrease from Baseline

- Treated eyes demonstrate statistically significant (p=0.031) improvement with nearly 2-line (9 letter*) gain in the visual acuity when compared to untreated fellow eyes
- 100% evaluable treated eyes demonstrated stabilization or improvement vs. untreated eye in visual function

Evaluable subjects at 12M (N=5) . Data from Low dose (N=3), Med dose (N=2) subjects was used for analysis

Improvement: ≥ 5 ETDRS letters; Stabilization : ±4 ETDRS letters
Data points for 3M (N=6), 6M (N=6); 12M(N=3); *Nearly 9 Letters (Early Treatment Diabetic Retinopathy Scale scale)
Two patients with cataract (1 Low, 1 Med), and 1 High dose patient with loss-to-follow up were not included in the analysis

Clinical Study Design for Phase 2/3 Pivotal Confirmatory Trial

Phase 2/3 Pivotal Confirmatory Trial



MTD established from Phase 1 trial
Randomization 2:1
Treatment Group n=34
Control Group n=17
DSMB
4-week data review of first 17 subjects
DSMB
4-week data review of next 17 subjects
DSMB
4-week data review of all 51 subjects

Phase 2/3 Dose	Vg/ml
Control Group	No treatment
Treatment Group	1.5×10^{11} vg/mL

Study Endpoints

Primary Efficacy Endpoint:

- Change from baseline to Month 12 in the atrophic lesion size [measured in mm^2 by fundus autofluorescence (FAF)] in the study eye when compared to the untreated control eye

Secondary Efficacy Endpoint:

- Change in visual function as assessed by Low-Luminance Visual Acuity (LLVA) in the study eye when compared to the untreated control eye
- Change in visual function as assessed by Best corrected visual acuity (BCVA) in the study eye when compared to the untreated control eye

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

Adaptive Design with Sample Size Re-Estimation

When 24 subjects in the study (16 in treatment group and 8 in control group) complete their 8 months clinical assessments, a masked interim analysis is planned. The atrophic lesion size in mm^2 will be measured by FAF.

OCU410 for Geographic Atrophy Secondary to Dry Age-Related Macular Degeneration

OCU410 First-in-Class Novel Modifier Gene Therapy for GA

Unmet Need

~19 million people in U.S. and EU and 260 million globally suffer from dAMD[1]
~2-3 million people in U.S. & EU suffer from GA—advanced dAMD[2]

Currently, approved products target only one disease pathway associated with GA and address 25% the patient population. These treatments require 6-12 injections per year and have associated side effects.

Potential Solution

OCU410 is designed to address all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement with a single, subretinal injection

Recent Accomplishments

- Positive 12-month data
- DSMB evaluated safety in all 51 patients in Phase 2
- ATMP classification from EMA

Current Status of OCU410:

- In Phase 1, no SAEs related to OCU410. Promising efficacy signal.
- Phase 2 enrollment complete
- Interim Phase 2 data expected in fall 2025
- Planning to initiate Phase 3 in 2026 and targeting BLA submission in 2028

- 2 approved products for GA (complement inhibitors):

FY '24 sales

SYFOVRE® (Apellis): $611M (Full Year)
IZERVAY™ (Astellas): $107M

- OCU410 has potential to treat 2-3 million patients in U.S. and EU

- Pricing for current gene therapies ranges between $1-4M/patient

There remains no approved treatment for GA in Europe

[1]DB Rein et al., *JAMA Ophthalmol*, 2022. doi: 10.1001/jamaophthalmol.2022.4401
[2]CJ Thomas et al., *Med Clin North Am*, 2021. doi: 10.1016/j.mcna.2021.01.003 (2021).

OCU410 Phase 1—Structural and Functional Outcomes at 12M

Substantial Slowing of GA Lesion Growth



Mean change from Baseline in GA lesion (mm^2)
Natural History Studies
Untreated Eye
Treated Eye
1.87±0.49
41%
1.10±1.07
BL
3M
6M
9M
12M
Timeline
Mean
12M
Timeline

- 41% slower GA lesion growth in treated eye versus fellow eyes after single injection
- The slope of the untreated eye overlaps with natural history of the disease

Preservation of Visual Function (LLVA)



Mean change in LLVA (ETDRS) from Baseline
BL
3M
6M
9M
12M
Treated Eye
Untreated Eye
Stabilization
Decrease from Baseline

Treated eyes demonstrate 4-line (23-letter*) gain in the visual acuity when compared to untreated fellow eyes

ocugen

Stabilization : ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline
Data points at 3M (N=8), 6M (N=7), 9M (N=5), 12M (N=3) ; Preservation = Visual acuity saved due to treatment
GA: geographic atrophy; Data points at 3M (N=8), 6M (N=7), 9M (N=4) , 12M (N=2), GA growth rates per Natural History Studies obtained from Proxima A study

OCU410 Phase 1—Tissue Preservation Compared to Current Treatments



Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.4
0.5
0.76
PEOM (12M)
PM (12M)
OCU410(12M)

Single sub-retinal injection of OCU410 at 12M is more effective when compared to PM and PEOM treatment

OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 12M compared to PM and PEOM

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month
Preservation = Amount to retinal tissue protected from atrophy due to treatment

ocugen

PATIENT LEARNED OF OCU410ST CLINICAL TRIAL

OCU410ST is an investigational drug product Ocugen is researching for the treatment of certain patients with Stargardt Disease.
OCU410ST has not been determined to be safe and/or effective and is not currently approved for any use.

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

